This Statement on Form 4 is filed jointly by the Reporting Persons listed below.

Dated:  March 23, 2017

OAKTREE TRIBUNE, L.P.

By: Oaktree AIF Investments, L.P.
Its: General Partner

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Vice President

OAKTREE AIF INVESTMENTS, L.P.

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Vice President

OAKTREE AIF HOLDINGS, INC.

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Vice President